                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

       -------------------------------------------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       -------------------------------------------------------------------

       Date of Report (date of earliest event reported): November 27, 1998


                                   VIACOM INC.
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    1-9553              04-2949533
       -------------------------------------------------------------------
       (State or other              (Commission          (IRS Employer
       jurisdiction of              File Number)       Identification No.)
       incorporation)


       1515 Broadway, New York, New York                     10036
       -------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (212) 258-6000

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On November 27, 1998, Viacom Inc. ("Viacom") completed the sale of its educational, professional and reference publishing businesses to Pearson plc for $4.62 billion plus approximately $92 million related to changes in net assets which is subject to change based upon final determination of net assets. Viacom is retaining its consumer publishing operations, including the Simon & Schuster name.

           Filed as part of this Current Report on Form 8-K and incorporated by reference herein are pro forma financial statements of Viacom reflecting the disposition of such businesses, which should be read in conjunction with the historical financial statements of Viacom.

           A copy of the press release by Viacom, dated November 27, 1998, relating to the above-described transaction is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (b)    Pro Forma Financial Information

             Unaudited pro forma condensed consolidated balance sheet as of September 30, 1998 and unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1998 and 1997 and years ended December 31, 1997, 1996 and 1995.

      (c)    Exhibits:

             99.1   Press Release issued by Viacom Inc. dated November 27, 1998.

                                   VIACOM INC.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                              FINANCIAL STATEMENTS

On November 27, 1998, Viacom Inc. ("Viacom") completed the sale of its educational, professional and reference publishing businesses ("Non-Consumer Publishing") to Pearson plc for $4.62 billion plus approximately $92 million related to changes in net assets which is subject to change based upon final determination of net assets (the "Disposition"). Viacom is retaining its consumer publishing operations, including the Simon & Schuster name. Proceeds from the sale were used to repay debt, preferred stock and for general corporate purposes.

The following unaudited pro forma condensed consolidated statements of operations of Viacom for the nine months ended September 30, 1998 and 1997 and for the twelve months ended December 31, 1997 give effect to the Disposition and assumed interest and dividend savings resulting from the assumed use of sale proceeds to repay debt and preferred stock as if such events occurred as of January 1, 1997. The unaudited pro forma condensed consolidated statements of operations of Viacom are based upon the statements of operations of Viacom and Non-Consumer Publishing. The unaudited pro forma condensed consolidated balance sheet is based upon the balance sheets of Viacom and Non-Consumer Publishing as of September 30, 1998 and gives effect to the Disposition and related debt reduction as if they had occurred on September 30, 1998.

The following pro forma condensed consolidated statements of operations of Viacom for the years ended December 31, 1996 and 1995 reflect Blockbuster Music ("Music") which was sold in October 1998 and Non-Consumer Publishing as discontinued operations. Pro forma results of operations for these periods do not reflect the assumed interest savings described above as the sale proceeds are assumed to be received as of January 1, 1997.

On December 1, 1998, Viacom announced the unconditional tender offers to purchase all of its outstanding 8% Subordinated Debentures due 2006 and all of Viacom International Inc.'s outstanding 10.25% Senior Subordinated Notes due 2001. Viacom also announced the redemption of all of Viacom International Inc.'s outstanding 7% Series A and Series B Senior Subordinated Debentures due 2003. On December 2, 1998, Viacom redeemed $600.0 million of its Series B Convertible Preferred Stock. The pro forma assumptions assume full redemption of the announced debt transactions. The remaining proceeds are assumed to be used to reduce Viacom's variable bank debt.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited historical financial statements of Viacom contained in Viacom's Annual Report on Form 10-K dated March 31, 1998 and the unaudited interim financial statements, including the notes thereto, contained in Viacom's report on Form 10-Q dated November 16, 1998. The unaudited pro forma data are not necessarily indicative of the results of operations or financial position of Viacom that would have occurred if the pro forma events had been in effect at the beginning of the earliest period presented, nor are they necessarily indicative of future results of operations or financial position. The pro forma adjustments are based upon available information and certain assumptions set forth herein, included in the notes to the unaudited pro forma condensed consolidated financial statements.

                                 VIACOM INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                (IN MILLIONS)

                                                                          SEPTEMBER 30, 1998
                                                  ---------------------------------------------------------------
                                                                      LESS:
                                                  HISTORICAL       NON-CONSUMER        PRO FORMA       PRO FORMA
                                                  VIACOM INC.       PUBLISHING        ADJUSTMENTS     VIACOM INC.
                                                  ----------        -----------       ----------      -----------
ASSETS
Cash and cash equivalents.....................    $    312.9        $      34.0       $  4,711.8 (2)  $     278.9
                                                                                        (4,711.8)(4)
Other current assets..........................       5,496.9            1,098.3               --          4,398.6
                                                  ----------        -----------       ----------      -----------
         Total current assets.................       5,809.8            1,132.3               --          4,677.5

Property and equipment, net...................       3,107.0              165.1               --          2,941.9
Intangibles, at amortized cost................      14,486.2            2,865.5               --         11,620.7
Other assets..................................       4,412.1              438.0               --          3,974.1
                                                  ----------        -----------       ----------      -----------
         Total assets.........................    $ 27,815.1        $   4,600.9       $       --      $  23,214.2
                                                  ==========        ===========       ==========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Net liabilities of discontinued operations....    $     69.2        $        --       $       --      $      69.2
Other current liabilities.....................       4,363.0              557.7            862.1(2)(3)    4,667.4
                                                  ----------        -----------       ----------      -----------
         Total current liabilities............       4,432.2              557.7            862.1          4,736.6

Long-term debt................................       8,270.3               23.7         (4,147.8)(4)      4,098.8

Other liabilities.............................       2,107.0               42.8            (18.9)(2)      2,045.3

Shareholders' equity..........................      13,005.6            3,976.7          3,868.6 (2)     12,333.5
                                                                                            36.0 (4)
                                                                                          (600.0)(4)
                                                  ----------        -----------       ----------      -----------

         Total liabilities and shareholders'
            equity............................    $ 27,815.1        $   4,600.9       $       --      $  23,214.2
                                                  ==========        ===========       ==========      ===========


 See notes to unaudited pro forma condensed consolidated financial statements.

                                   VIACOM INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                           NINE MONTHS ENDED SEPTEMBER 30, 1998
                                             ---------------------------------------------------------------
                                                                 LESS:
                                             HISTORICAL       NON-CONSUMER        PRO FORMA       PRO FORMA
                                             VIACOM INC.       PUBLISHING        ADJUSTMENTS     VIACOM INC.
                                             ----------        -----------       ----------      -----------
Revenues...................................  $ 10,174.6        $   1,420.9       $       --      $   8,753.7
Expenses:
     Operating.............................     6,849.7              590.7                           6,259.0
     Selling, general and administrative...     2,124.3              656.1                           1,468.2
     Depreciation and amortization.........       688.0              116.8               --            571.2
                                              ---------        -----------       ----------      -----------
         Total expenses....................     9,662.0            1,363.6               --          8,298.4
                                              ---------        -----------       ----------      -----------
Operating income...........................       512.6               57.3                             455.3
Other income (expense):
     Interest income (expense), net........      (468.2)               0.9            233.1(5)        (236.0)
     Other items, net......................       (24.7)             (10.7)              --            (14.0)
                                              ----------       -----------       ----------      -----------
Earnings from continuing operations
     before income taxes...................        19.7               47.5            233.1            205.3
Provision for income taxes.................      (112.0)             (26.6)           (93.2)(7)       (178.6)
Equity in loss of affiliated companies,
     net of tax............................       (21.2)                --               --            (21.2)

Minority interest..........................         1.1                 --               --              1.1
                                              ---------        -----------       ----------      -----------
Earnings (loss) from continuing
     operations............................      (112.4)              20.9            139.9              6.6
Cumulative convertible preferred stock
     dividend requirement..................       (45.0)                --             22.5(6)         (22.5)
                                              ---------        -----------       ----------      -----------
Net earnings (loss) attributable to common
     stock before discontinued operations..   $  (157.4)       $      20.9       $    162.4      $     (15.9)
                                              =========        ===========       ==========      ===========
Basic:
     Loss from continuing operations
       per common share....................   $     (.44)                                        $      (.04)
     Weighted average number of shares.....        356.4                                               356.4
Diluted:
     Loss from continuing operations
       per common share....................   $     (.44)                                        $      (.04)
     Weighted average number of shares.....        356.4                                               361.1




  See notes to unaudited pro forma condensed consolidated financial statements.

                                   VIACOM INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                           NINE MONTHS ENDED SEPTEMBER 30, 1997
                                             ---------------------------------------------------------------
                                                                 LESS:
                                             HISTORICAL       NON-CONSUMER        PRO FORMA       PRO FORMA
                                             VIACOM INC.       PUBLISHING        ADJUSTMENTS     VIACOM INC.
                                             ----------        -----------       ----------      -----------
Revenues...............................      $  9,177.8        $   1,399.6       $       --      $   7,778.2
Expenses:
     Operating...........................       6,035.1              552.0                           5,483.1
     Selling, general and administrative.       1,873.0              629.8                           1,243.2
     Depreciation and amortization.......         688.4              104.5               --            583.9
                                             ----------        -----------       ----------      -----------
         Total expenses..................       8,596.5            1,286.3               --          7,310.2
                                             ----------        -----------       ----------      -----------
Operating income.........................         581.3              113.3                             468.0
Other income (expense):
     Interest income (expense), net......        (588.1)              (4.3)           232.3(5)        (351.5)
     Other items, net....................          62.7               (4.2)              --             66.9
                                             ----------        -----------       ----------      -----------
Earnings from continuing operations
     before income taxes.................          55.9              104.8            232.3            183.4
Provision for income taxes...............        (142.5)             (58.6)           (92.9)(7)       (176.8)
Equity in loss of affiliated companies,
     net of tax..........................         (73.0)                .1               --            (73.1)
Minority interest........................           4.5                 --               --              4.5
                                             ----------        -----------       ----------      -----------
Earnings (loss) from continuing
     operations..........................        (155.1)              46.3            139.4            (62.0)
Cumulative convertible preferred stock
     dividend requirement................         (45.0)                --             22.5(6)         (22.5)
                                             ----------        -----------       ----------      -----------
Net earnings (loss) attributable to
common stock before discontinued operations  $   (200.1)       $      46.3       $    161.9      $     (84.5)
                                             ==========        ===========       ==========      ===========

Basic:
     Loss from continuing operations
       per common share..................   $      (.57)                                         $      (.24)
     Weighted average number of shares...         352.7                                                352.7
Diluted:
     Loss from continuing operations
       per common share..................   $      (.57)                                          $     (.24)
     Weighted average number of shares...         352.7                                                352.7



  See notes to unaudited pro forma condensed consolidated financial statements.

                                   VIACOM INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                             YEAR ENDED DECEMBER 31, 1997
                                         -------------------------------------------------------------------
                                                             LESS:
                                          HISTORICAL      DISCONTINUED         PRO FORMA          PRO FORMA
                                          VIACOM INC.     OPERATIONS(1)       ADJUSTMENTS        VIACOM INC.
                                         ------------     -------------       -----------        -----------
Revenues.............................    $   13,206.1       $  2,521.2         $      --         $  10,684.9
Expenses:
     Operating........................        8,863.3          1,387.0                --             7,476.3
     Selling, general and
      administrative..................        2,646.7            896.1                --             1,750.6
     Depreciation and amortization....          943.3            170.7                --               772.6
                                         ------------       ----------         ---------         -----------
         Total expenses...............       12,453.3          2,453.8                --             9,999.5
                                         ------------       ----------         ---------         -----------
Operating income......................          752.8             67.4                --               685.4
Other income (expense):
     Interest expense, net............         (763.0)           (12.1)            313.1(5)           (437.8)
     Other items, net.................        1,232.9            (11.1)               --             1,244.0
                                         ------------       -----------        ---------         -----------
Earnings from continuing operations
     before income taxes..............        1,222.7             44.2             313.1             1,491.6
Provision for income taxes............         (689.6)           (43.2)           (125.2)(7)          (771.6)
Equity in loss of affiliated
   companies, net of tax..............         (163.3)              --                --              (163.3)
Minority interest.....................            4.7               --                --                 4.7
                                         ------------       ----------         ---------         -----------
Earnings from continuing operations...          374.5              1.0             187.9               561.4
Cumulative convertible preferred stock
   dividend requirements..............          (60.0)              --              30.0(6)            (30.0)
                                         -------------      ----------         ---------         ------------
Net earnings attributable to common stock
   before discontinued operations.....   $      314.5       $      1.0         $   217.9         $     531.4
                                         ============       ==========         =========         ===========

Basic:
     Earnings from continuing
        operations per common share...   $        .89                                            $      1.51
     Weighted average number of shares          352.9                                                  352.9
Diluted:
     Earnings from continuing
        operations per common share...   $        .89                                            $      1.50
     Weighted average number of shares          354.3                                                  354.3



 See notes to unaudited pro forma condensed consolidated financial statements.

                                   VIACOM INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                   YEAR ENDED DECEMBER 31, 1996
                                                     -------------------------------------------------------
                                                                               LESS:
                                                      HISTORICAL            DISCONTINUED          RESTATED
                                                      VIACOM INC.           OPERATIONS(1)        VIACOM INC.
                                                     ------------           -------------        -----------
Revenues........................................     $   12,084.2             $ 2,400.3            $ 9,683.9
Expenses:
     Operating....................................        7,605.3               1,265.1              6,340.2
     Selling, general and administrative..........        2,298.1                 856.1              1,442.0
     Restructuring charges........................           88.9                  42.9                 46.0
     Depreciation and amortization................          817.6                 163.3                654.3
                                                     ------------             ---------            ---------
         Total expenses...........................       10,809.9               2,327.4              8,482.5
                                                     ------------             ---------            ---------
Operating income..................................        1,274.3                  72.9              1,201.4
Other income (expense):
     Interest expense, net........................         (798.0)                (12.5)              (785.5)
     Other items, net.............................            4.2                   5.8                 (1.6)
                                                     ------------             ---------            ---------
Earnings from continuing operations
     before income taxes..........................          480.5                  66.2                414.3
Provision for income taxes........................         (295.5)                (50.6)              (244.9)
Equity in earnings (loss) of affiliated
     companies, net of tax........................          (13.0)                   .3                (13.3)
Minority interest.................................           (1.3)                    --                (1.3)
                                                     ------------             ---------            ---------
Earnings from continuing operations...............          170.7                  15.9                154.8
Cumulative convertible preferred stock
     dividend requirement.........................          (60.0)                    --               (60.0)
                                                     ------------             ---------            ---------
Net earnings attributable to common
     stock before discontinued operations.........   $      110.7             $    15.9            $    94.8
                                                     ============             =========            =========
Basic:
     Earnings from continuing operations
        per common share..........................   $        .30                                  $     .26
     Weighted average number of shares............          364.0                                      364.0
Diluted:
     Earnings from continuing operations
        per common share..........................   $        .30                                  $     .26
     Weighted average number of shares............          367.4                                      367.4


 See notes to unaudited pro forma condensed consolidated financial statements.

                                   VIACOM INC.
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                   YEAR ENDED DECEMBER 31, 1995
                                                     -----------------------------------------------------
                                                                             LESS:
                                                      HISTORICAL          DISCONTINUED          RESTATED
                                                      VIACOM INC.         OPERATIONS(1)        VIACOM INC.
                                                     ------------         -------------        -----------
Revenues..........................................    $  10,915.9         $    2,215.8         $   8,700.1
Expenses:
     Operating......................................      6,689.5              1,088.7             5,600.8
     Selling, general and administrative............      2,111.0                819.0             1,292.0
     Depreciation and amortization..................        716.7                156.6               560.1
                                                      -----------         ------------         -----------
         Total expenses.............................      9,517.2              2,064.3             7,452.9
                                                      -----------         ------------         -----------
Operating income....................................      1,398.7                151.5             1,247.2
Other income (expense):
     Interest expense, net..........................       (809.3)               (13.1)             (796.2)
     Other items, net...............................         (9.6)                (1.3)               (8.3)
                                                      -----------         ------------         -----------
Earnings from continuing operations
     before income taxes............................        579.8                137.1               442.7
Provision for income taxes..........................       (367.1)               (75.1)             (292.0)
Equity in earnings (loss) of affiliated
     companies, net of tax..........................        (52.9)                  .5               (53.4)
Minority interest...................................         (9.3)                  --                (9.3)
                                                      -----------         ------------         -----------
Earnings from continuing operations.................        150.5                 62.5                88.0
Cumulative convertible preferred stock
     dividend requirement...........................        (60.0)                  --               (60.0)
                                                      -----------         ------------         -----------
Net earnings attributable to common
     stock before discontinued operations...........  $      90.5         $       62.5         $      28.0
                                                      ===========         ============         ===========
Basic:
     Earnings from continuing operations
        per common share............................  $       .25                              $       .08
     Weighted average number of shares..............        362.5                                    362.5
Diluted:
     Earnings from continuing operations
        per common share............................  $       .24                              $       .07
     Weighted average number of shares..............        375.1                                    375.1


 See notes to unaudited pro forma condensed consolidated financial statements.

                                  VIACOM INC.
                         NOTES TO UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Reflects the historical results of Non-Consumer Publishing and Music for the years ended December 31, 1997, 1996 and 1995:

     (a) The table below summarizes Non-Consumer Publishing results for the following periods:

                                                               YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------
                                                          1997           1996           1995
                                                       ----------     ----------     ----------
       Revenues......................................  $  1,915.5     $  1,784.1     $  1,630.6
       Earnings from continuing operations
           before income taxes.......................  $    144.5     $    157.8     $    131.0
       Earnings from continuing
           operations................................  $     63.7     $     73.1     $     59.0


     (b)  The table below summarizes Music results for the following periods:

                                                               YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------
                                                          1997           1996           1995
                                                       ----------     ----------     ----------
       Revenues......................................  $    605.7     $    616.2     $    585.2
       Earnings (loss) from continuing operations
           before income taxes.......................  $   (100.3)    $    (91.6)    $      6.1
       Earnings (loss) from continuing
           operations................................  $    (62.7)    $    (57.2)    $      3.5


 2. Reflects the sale proceeds received by Viacom, which are subject to adjustment based upon final determination of net assets, and the disposal of the related assets and liabilities as a result of the sale of Non-Consumer Publishing, resulting in a preliminary gain of approximately $60 million.

 3. Reflects principally income taxes payable and transaction fees and other incremental costs directly attributable to the sale of Non-Consumer Publishing. These obligations may be satisfied with borrowings under bank debt.

 4. Reflects the assumed use of $4.1 billion of sale proceeds to redeem debentures, repay bank debt and redeem $600.0 million of Viacom's Convertible Preferred Stock at a discount of $36 million.

 5. Reflects the assumed reduction in interest expense of $233.1 million and $232.3 million for the nine months ended September 30, 1998 and 1997, respectively, and $313.1 million for the year ended December 31, 1997 resulting from the decrease in borrowings described in Note 4. The assumed reduction in interest expense has been based upon Viacom's historical weighted average interest rates of 7.49% and 7.47% for the nine months ended September 30, 1998 and 1997, respectively, and 7.55% for the year ended December 31, 1997. The historical weighted average interest rates were calculated based upon the assumed redemption of debentures and repayment of bank debt. A movement in the variable rate component of the weighted average interest rate by 1/8% would have a $2.4 million impact on interest expense for the nine months ended September 30, 1998 and 1997, respectively, and $3.2 million impact for the year ended December 31, 1997.

                                   VIACOM INC.
                          NOTES TO UNAUDITED PRO FORMA
             CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued)

 6. Reflects the reduction in the Cumulative Convertible Preferred Stock Dividend requirement of $22.5 million for the nine months ended
     September 30, 1998 and 1997, respectively, and $30.0 million for the year ended December 31, 1997, resulting from the redemption of Viacom's Convertible Preferred Stock described in Note 4.

 7. Reflects the income tax effect resulting from the pro forma adjustments for interest expense calculated at the 40% statutory tax rate.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIACOM INC.

Date:  December 14, 1998                    By: /s/ Michael D. Fricklas
                                               ---------------------------------
                                                 Michael D. Fricklas
                                                 Senior Vice President,
                                                 General Counsel and Secretary

                                 EXHIBIT INDEX
                                 -------------



         EXHIBIT NO.     DESCRIPTION
         -----------     -----------

         99.1            Press Release issued by Viacom Inc. dated
                         November 27, 1998.